Exhibit 10.31
AMENDMENT
to the
FERGUSON ENTERPRISES, INC.
EXECUTIVE RETIRMENT PLAN III
THIS AMENDMENT is effective January 1, 2019, for contributions (as described herein) made on or after, January 1, 2019, by FERGUSON ENTERPRISES, INC., a Virginia corporation (the “Company”).
WHEREAS, the Company adopted the Ferguson Enterprises, Inc. Executive Retirement Plan III, effective January 1, 2016, as amended effective January 1, 2017 (the “Plan”); and
WHEREAS, pursuant to Section 10.1 of the Plan, the Company reserved the right to amend the Plan and now desires to do so; and
WHEREAS, the Board of Directors of the Company, by resolution, has authorized the undersigned to amend the Plan on behalf of the Company; and
NOW THEREFORE, the Company hereby amends the Plan as follows:
1.The last sentence of Subsection 3.3(a)(i) is deleted in its entirety and replaced with the following:
“Once a SERP Compensation Discretionary Contribution has been declared for a given Plan Year, however, the Employer’s board of directors may not subsequently revoke or reduce such credit for any reason. A Participant shall not be eligible to receive a contribution under this Subsection 3.3(a)(i) if such Participant is not employed by an Employer on the later of the date the contribution is declared or credited.”
2.A new sentence is added to the end of the first paragraph of Subsection 3.3(a)(ii), which shall read as follows:
“A Participant shall not be eligible to receive a contribution under this Subsection 3.3(a)(ii) if such Participant is not employed by an Employer on the later of the date the contribution is declared or credited.”
3.A new sentence is added is added at the end of Subsection 3.3(c), which shall read as follows:
“A Participant shall not be eligible to receive a contribution under this Subsection 3.3(c) if such Participant is not employed by an Employer on the later of the date the contribution is declared or credited.”

IN WITNESS WHEREOF, the Company, by its duly authorized officer, has caused this AMENDMENT to be executed as of the day and year first above written.
FERGUSON ENTERPRISES, INC.

By: /s/ William Brundage
Title: William Brundage
Chief Financial Officer

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